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                                                                    EXHIBIT 10.4

                      INTEGRATED ELECTRICAL SERVICES, INC.
                           1997 DIRECTORS STOCK PLAN


         SECTION 1.   Purpose of the Plan.

         The Integrated Electrical Services, Inc. 1997 Directors Stock Plan (the "Plan") is intended to promote the interests of Integrated Electrical Services, Inc., a Delaware corporation (the "Company"), by providing the non-employee directors of the Company with stock options whereby they may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company thereby advancing the interests of the Company and its stockholders. The Plan is also contemplated to enhance the ability of the Company to attract highly qualified individuals to serve as non-employee directors of the Company.

         SECTION 2.   Definitions.

         As used in the Plan, the following terms shall have the meanings set forth below:

        "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

         "Board" shall mean the Board of Directors of the Company.

         "Committee" shall mean the Compensation Committee of the Board.

         "Director" shall mean a member of the Board who is a "non-employee director" for purposes of Rule 16b-3.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" shall mean, with respect to Shares, the closing price of a Share quoted on the Composite Tape, or if the Shares are not listed on the New York Stock Exchange, on the principal United States securities exchange registered under the Exchange Act on which such stock is listed, or if the Shares are not listed on any such stock exchange, the last sale price, or if none is reported, the highest closing bid quotation on the National Association of Securities Dealers, Inc., Automated Quotations System or any successor system then in use on the Date of Grant, or if none are available on such day, on the next preceding day for which are available, or if no such quotations are available, the fair market value on the date of grant of a Share as determined in good faith by the Board. In the event the Shares are not publicly traded at the time a determination of its fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.
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         "Option" shall mean an option granted under the Plan.

         "Option Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Option, which may, but need not, be executed or acknowledged by a Participant.

         "Participant" shall mean each Person who has an outstanding Option.

         "Person" shall mean individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

         "Rule 16b-3" shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

         "SEC" shall mean the Securities and Exchange Commission, or any successor thereto.

          "Shares" or "Common Shares" or "Common Stock" shall mean the common stock of the Company, $0.01 par value.

         SECTION 3.  Administration.

         The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) determine the members of the Board who are Directors; (ii) interpret and administer the Plan and any instrument or agreement relating to Options granted under the Plan; (iii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (iv) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Participant, any holder or beneficiary of any Option and any stockholder.

         SECTION 4.  Shares Available for Options.

         (a)     Shares Available.  Subject to adjustment as provided in
Section 4(c), the number of Shares with respect to which Options may be granted under the Plan shall be 250,000. If any Option is forfeited, terminates or is canceled without the delivery of Shares or other consideration, then the





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Shares covered by such Option, to the extent of any such forfeiture, termination or cancellation, shall again be Shares with respect to which Options may be granted.

         (b) Sources of Shares Deliverable Under Options. Any Shares delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

         (c) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Options may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Options, and (iii) the grant or exercise price with respect to any Option; and provided, further, that the number of Shares subject to any Option shall always be a whole number.

         SECTION 5.   Eligibility.

        Each member of the Board who is a Director automatically shall be a Participant.

         SECTION 6.   Options.

         (a) Initial Grants. Each Director who serves in such capacity on the date of the closing of the initial public offering of the Common Stock (the "IPO") shall automatically receive, on such date, an Option for 5,000 shares of Common Stock. Each person who is elected as a Director for the first time after such IPO date shall automatically receive, on the date of his or her election, an Option for 5,000 shares of Common Stock.

         (b) Annual Grants. On each September 30th that this Plan is in effect, each Director on that day shall automatically receive an Option for 5,000 shares of Common Stock.

         (c) Exercise Price. Subject to adjustment pursuant to Section 4(c), the purchase price per Share purchasable under an Option shall be the Fair Market Value per Share at the time the Option is granted.

         (d) Vesting. Subject to the further provisions of the Plan, each Option shall become vested (exercisable) as to 20% of the shares of Common Stock granted on each anniversary of the date of grant of such Option.





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         (e)     Time and Method of Exercise.  An Option may be exercised in whole or in part by cash, check acceptable to the Company, Shares already owned for more than six months, a "cashless-broker" exercise (through procedures approved by the Company), or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price.

         (f) Term. Each Option shall expire 10 years from its date of grant, but shall be subject to earlier termination as follows: Options, to the extent exercisable as of the date the Participant ceases to serve as a member of the Board, must be exercised within three months of such date unless such termination results from the Participant's death or disability, in which case the Participant's Options may be exercised by the Participant's legal representative or the person to whom the Participant's rights shall pass by will or the laws of descent and distribution, as the case may be, within one year from the date of termination; provided, however, that such event shall not extend the normal expiration date of such Options.

         (g) Automatic Limits. In the event that the number of shares of Common Stock available for grants under this Plan is insufficient to make all automatic grants provided for in paragraphs (a) or (b) above on the applicable date, then all Directors who are entitled to a grant on such date shall share ratably in the number of shares then available for grant under this Plan, and shall have no right to receive a grant with respect to the deficiencies in the number of available shares and all future grants under this Section 6 shall terminate.

         (h) Discretionary Grants. The Board may make additional grants of Options to a Director when, in the discretion of the Board, such additional grant is merited by the circumstances. Such discretionary grants shall be on such terms as the Board may establish for the grant.

         (i)     Limits on Transfer of Options.

                 (A) Except as provided in (C) below, each Option, and each right under any Option, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative as determined by the Committee.

                 (B) Except as provided in (C) below, no Option and no right under any such Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company.

                 (C) Notwithstanding anything in the Plan to the contrary, an Option may be transferred to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may establish.





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         (j)     Share Certificates.  All certificates for Shares or other
securities of the Company or any affiliate delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (k) Delivery of Shares or other Securities and Payment by Participant of Consideration. No Shares or other securities shall be delivered pursuant to any Option until payment in full of any amount required to be paid pursuant to the Plan or the applicable Option agreement (including, without limitation, any exercise price, tax payment or tax withholding) is received by the Company.

         SECTION 7.   Amendment and Termination.

         Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Option Agreement or in the Plan:

                 (i) Amendments to the Plan. The Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Option, or other Person; provided, however, notwithstanding any other provision of the Plan or any Option Agreement, without the approval of the stockholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would increase the total number of Shares available for Options under the Plan, except as provided in
         Section 4(c) of the Plan.

                 (ii) Adjustment of Options Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) of the Plan) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

         SECTION 8.   Change in Control.

         Notwithstanding any other provision of this Plan to the contrary, in the event of a Change in Control of the Company all outstanding Options automatically shall become fully vested immediately prior to such Change in Control (or such earlier time as set by the Committee). For purposes of this Plan, a "Change in Control" shall be deemed to occur:





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              (i)    any person, entity or group (as such terms are used in
       Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act"), other than the Company or its subsidiaries or an employee benefit plan of the Company or its subsidiaries, acquires, directly or indirectly, the beneficial ownership (as defined in Section 13(d) of the Act) of any voting security of the Company and immediately after such acquisition such person is, directly or indirectly, the beneficial owner of voting securities representing 20% or more of the total voting power of all of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;

              (ii) upon the first purchase of the Company's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company);

              (iii) the stockholders of the Company shall approve a merger, consolidation, recapitalization or reorganization of the Company, or a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being beneficially owned by the holders of all of the outstanding voting securities of the Company immediately prior to the transactions with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction;

              (iv) the stockholders of the Company shall approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

              (v) if, at any time during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

       SECTION 9.   General Provisions.

       (a) No Rights to Options. No Participant or other Person shall have any claim to be granted any Option, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Options.

       (b) Withholding. The Company is authorized to withhold from any Option or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, Shares that would otherwise be issued pursuant to such Option, other Options or other property) of any applicable taxes payable in respect of an Option, its exercise, or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the





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Company to satisfy all obligations for the payment of such taxes.  In addition, the Participant may direct the Company to satisfy such Participant's tax obligation through the withholding of Shares otherwise to be acquired upon the exercise or payment of such Option.

       (c) No Right to Continued Board Membership. The grant of an Option shall not be construed as giving a Participant the right to be a member of the Board.

       (d) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

       (e) Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without , in the determination of the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, Person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

       (f) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Option if, acting in its sole discretion, it determines that the issuance of transfer or such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Option shall be promptly refunded to the relevant Participant, holder or beneficiary.

       (g) No Trust or Fund Created. Neither the Plan nor the Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Option, such right shall be no greater than the right of any general unsecured creditor of the Company.

       (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

       (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.





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       (j)    Parachute Tax Gross-Up.  To the extent that the grant, payment, or acceleration of vesting or payment, whether in cash or stock, of any Option made to a Participant under the Plan (a "Benefit") is subject to a golden parachute excise tax under Section 4999(a) of the Internal Revenue Code (a "Parachute Tax"), the Company shall pay such person an amount of cash (the "Gross-up Amount") such that the "net" Benefit received by the person under this Plan, after paying all applicable Parachute Taxes (including those on the Gross-up Amount) and any federal or state taxes on the Gross-up Amount, shall be equal to the Benefit that such person would have received if such Parachute Tax had not been applicable.

       SECTION 10.   Effective Date of the Plan.

       The Plan shall be effective as of the date of its approval by the Board.

       SECTION 11.   Term of the Plan.

       No Option shall be granted under the Plan after the 10th anniversary of the approved date. However, unless otherwise expressly provided in the Plan, any Option granted prior to such termination, and the authority of the Board or the Committee to amend, alter, adjust, or terminate such Option shall extend beyond such termination date.





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